UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21482

SunAmerica Specialty Series

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management Corp.

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: October 31

Date of reporting period: January 31, 2010

Item 1. Schedule of Investments.

SunAmerica Specialty Series - 2015 High Watermark Fund

PORTFOLIO OF INVESTMENTS - January 31, 2010 – (unaudited)

Security Description	Principal Amount	Market Value (Note 2)
U.S. GOVERNMENT AGENCIES - 10.2%
Federal Home Loan Mtg. Corp. - 2.8%
zero coupon due 11/24/14	$2,260,000	$1,943,774
zero coupon due 06/01/15	5,000,000	4,192,435

		6,136,209

Resolution Funding - 7.4%
Resolution Funding Corp. STRIPS
zero coupon due 07/15/15(1)	19,054,000	16,163,013

Total U.S. Government Agencies (cost $22,038,999)		22,299,222

U.S. GOVERNMENT TREASURIES - 76.1%
United States Treasury Bonds - 76.1%
U.S. Treasury Bond STRIPS
zero coupon due 08/15/15(1)	91,413,000	78,875,981
zero coupon due 08/15/15(1)	101,142,000	87,280,185

Total U.S. Government Treasuries (cost $159,699,271)		166,156,166

Total Long-Term Investment Securities (cost $181,738,270)		188,455,388

SHORT-TERM INVESTMENT SECURITIES - 13.7%
U.S. Government Treasuries - 13.7%
United States Treasury Bills
0.10% due 05/20/10(2)	9,000,000	8,997,840
0.12% due 05/20/10(2)	9,000,000	8,997,840
0.23% due 02/18/10	12,000,000	11,998,728

Total Short-Term Investment Securities (cost $29,992,612)		29,994,408

REPURCHASE AGREEMENT - 0.2%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 01/29/10, to be repurchased 02/01/10 in the amount of $358,000 and collateralized by $370,000 of United States Treasury Bills, bearing interest at 0.09% due 06/03/10 and having approximate value of $369,889 (cost $358,000)	358,000	358,000

TOTAL INVESTMENTS (cost $212,088,882)(3)	100.2%	218,807,796
Liabilities in excess of other assets	(0.2)	(498,951)

NET ASSETS	100.0%	$218,308,845

(1)	Principal Only
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	See Note 3 for cost of investments on a tax basis.

STRIPS - Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Market Value at Trade Date	Market Value at January 31, 2010	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	March 2010	$55,165	$53,520	$(1,645)

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2010 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
U.S. Government Agencies	$—	$22,299,222	$—	$22,299,222
U.S. Government Treasuries	166,156,166	—	—	166,156,166
Short-Term Investment Securities:
U.S. Government Treasuries	17,995,680	11,998,728	—	29,994,408
Repurchase Agreements	—	358,000	—	358,000
Other Financial Instruments@
Open Futures Contracts - Depreciation	(1,645)	—	—	(1,645)

Total	$184,150,201	$34,655,950	$—	$218,806,151

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - 2020 High Watermark Fund

PORTFOLIO OF INVESTMENTS - January 31, 2010 – (unaudited)

Security Description	Principal Amount	Market Value (Note 2)
U.S. GOVERNMENT AGENCIES - 6.6%
Resolution Funding - 6.6%
Resolution Funding Corp. STRIPS zero coupon due 07/15/20(1) (cost $4,584,778)	$7,000,000	$4,387,082

U.S. GOVERNMENT TREASURIES - 71.7%
United States Treasury Bonds - 71.7%
U.S. Treasury Bond STRIPS zero coupon due 08/15/20(1) (cost $45,012,873)	72,890,000	47,435,354

Total Long-Term Investment Securities (cost $49,597,651)		51,822,436

SHORT-TERM INVESTMENT SECURITIES - 19.7%
U.S. Government Treasuries - 19.7%
United States Treasury Bills
0.10% due 05/20/10(2)	7,000,000	6,998,320
0.13% due 05/20/10(2)	2,000,000	1,999,520
0.22% due 02/18/10	2,000,000	1,999,788
0.23% due 02/18/10	2,000,000	1,999,788

Total Short-Term Investment Securities (cost $12,996,724)		12,997,416

REPURCHASE AGREEMENT - 2.2%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 01/29/10, to be repurchased 02/01/10 in the amount of $1,429,001 and collateralized by $1,460,000 of United States Treasury Bills, bearing interest at 0.09% due 06/03/10 and having approximate value of $1,459,562 (cost $1,429,000)	1,429,000	1,429,000

TOTAL INVESTMENTS (cost $64,023,375)(3)	100.2%	66,248,852
Liabilities in excess of other assets	(0.2)	(116,033)

NET ASSETS	100.0%	$66,132,819

(1)	Principal Only
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	See Note 3 for cost of investments on a tax basis.

STRIPS - Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Market Value at Trade Date	Market Value at January 31, 2010	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	March 2010	$55,165	$53,520	$(1,645)

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2010 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
U.S. Government Agencies	$—	$4,387,082	$—	$4,387,082
U.S. Government Treasuries	47,435,354	—	—	47,435,354
Short-Term Investment Securities:
U.S. Government Treasuries	8,997,840	3,999,576	—	12,997,416
Repurchase Agreements	—	1,429,000	—	1,429,000
Other Financial Instruments@
Open Futures Contracts - Depreciation	(1,645)	—	—	(1,645)

Total	$56,431,549	$9,815,658	$—	$66,247,207

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS - January 31, 2010* – (unaudited)

Security Description	Principal Amount/ Shares	Market Value (Note 2)
U.S. CORPORATE BONDS & NOTES - 0.5%
Diversified Financial Services - 0.5%
General Electric Capital Corp. FDIC Guar. Notes 0.56% due 06/08/12(1)	$1,000,000	$1,008,259
General Electric Capital Corp. FDIC Guar. Notes 2.20% due 06/08/12	500,000	510,648

Total U.S. CORPORATE BONDS & NOTES (cost $1,499,774)		1,518,907

COMMODITY INDEX-LINKED NOTES - 6.5%
Banks-Commercial - 1.0%
Credit Suisse New York (Indexed to the S&P GSCI Official Close Index Total Return) Senior Notes 0.13% due 12/13/10(1)(2)	3,000,000	2,940,462

Export/Import Banks - 5.5%
Eksportfinans ASA (Indexed to the S&P GSCI Official Close Index Total Return) Notes 0.00% due 03/23/10(1)(2)	5,000,000	8,086,144
Swedish Export Credit (Indexed to the S&P GSCI Official Close Index Total Return) Notes 0.00% due 03/23/10(1)(2)	5,000,000	8,086,144

		16,172,288

Total Commodity Index-Linked Notes (cost $13,000,000)		19,112,750

HEDGE FUND INDEX-LINKED NOTES - 3.7%
Bank-Money Center - 3.7%
Deutsche Bank AG London (Index to the HFRX Global Hedge Fund Index) Bank Guaranteed Notes zero coupon due 09/14/12(2)(5)(8) (cost $10,000,000)	10,000,000	10,829,200

U.S. GOVERNMENT AGENCIES - 57.0%
Federal Farm Credit Bank - 11.1%
2.00% due 04/29/13	10,000,000	10,014,710
2.00% due 11/16/12(5)	5,000,000	5,002,830
2.07% due 01/22/13	10,000,000	10,026,050
4.88% due 02/18/11	7,000,000	7,320,537

		32,364,127

Federal Home Loan Bank - 25.3%
1.25% due 12/30/11(5)	12,000,000	11,961,168
1.40% due 01/12/12	10,000,000	10,004,260
1.75% due 02/10/12	5,000,000	5,001,385
1.00% due 04/27/12(3)	10,000,000	10,005,480
2.00% due 10/05/12	10,000,000	10,068,560
2.00% due 12/24/12(5)	5,000,000	4,989,855
0.50% due 12/09/11(3)	11,650,000	11,648,851
2.75% due 08/12/13	5,000,000	5,082,105
1.00% due 11/25/14(3)	5,360,000	5,358,547

		74,120,211

Federal Home Loan Mtg. Corp. - 1.7%
1.50% due 01/07/11	5,000,000	5,049,525

Federal National Mtg. Assoc. - 18.9%
2.00% due 01/09/12	5,000,000	5,098,375
2.00% due 09/28/12	10,000,000	10,041,290
2.00% due 02/19/13	10,000,000	9,998,500
2.38% due 07/06/12	10,000,000	10,077,020
2.40% due 02/12/14	10,000,000	9,996,450
3.50% due 08/25/14	10,000,000	10,141,233

		55,352,868

Total U.S. Government Agencies (cost $166,271,171)		166,886,731

U.S. GOVERNMENT TREASURIES - 12.9%
United States Treasury Notes - 12.9%
0.63% due 04/15/13 TIPS(6)	1,535,190	1,574,170
0.88% due 04/15/10 TIPS(6)	22,837,800	22,919,879
1.13% due 06/30/11	2,000,000	2,018,282
1.50% due 07/15/12	1,000,000	1,010,234
1.63% due 01/15/15 TIPS(6)	1,472,796	1,547,932
1.88% due 07/15/13 TIPS(6)	1,648,962	1,755,114
1.88% due 07/15/15 TIPS(6)	1,445,808	1,540,915
2.00% due 01/15/14 TIPS(6)	1,521,975	1,625,422
2.00% due 07/15/14 TIPS(6)	1,491,919	1,598,102
2.63% due 06/30/14	1,000,000	1,023,359
3.25% due 06/30/16	1,000,000	1,020,938

Total U.S. Government Treasuries (cost $36,414,975)		37,634,347

EXCHANGE TRADED FUNDS - 7.6%
Corporate Notes - 7.6%
iShares Barclays MBS Bond Fund	78,900	8,478,594
iShares iBoxx $ High Yield Corporate Bond Fund	62,200	5,362,884
iShares iBoxx $ Investment Grade Corporate Bond Fund	52,600	5,546,670
SPDR Barclays Capital High Yield Bond ETF	69,500	2,702,160

Total Exchange Traded Funds (cost $20,207,203)		22,090,308

Total Long-Term Investment Securities (cost $247,393,123)		258,072,243

SHORT-TERM INVESTMENT SECURITIES - 8.5%
Time Deposit - 1.7%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 02/01/10(5)	5,042,723	5,042,723

U.S. Government Treasuries - 6.8%
United States Treasury Bills
0.15% due 04/15/10(4)	5,000,000	4,999,340
0.27% due 08/26/10(4)	3,000,000	2,997,132
0.28% due 08/26/10(4)	5,000,000	4,995,220
0.34% due 12/16/10(4)(5)	2,000,000	1,995,548
0.41% due 12/16/10(4)(5)	5,000,000	4,988,870

		19,976,110

Total Short-Term Investment Securities (cost $25,004,636)		25,018,833

REPURCHASE AGREEMENT - 9.8%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 01/29/10, to be repurchased 02/01/10 in the amount of $28,599,024 and collateralized by 3,570,000 of United States Treasury Bills, bearing interest at 0.09% due 06/03/10 and $24,585,000 of Federal Home Loan Bank Bonds, bearing interest at 4.38% due on 09/17/10 and having an approximate aggregate value of $29,171,748 (cost $28,599,000)	28,599,000	28,599,000

TOTAL INVESTMENTS (cost $300,996,759)(7)	106.5%	311,690,076
Liabilities in excess of other assets	(6.5)	(18,924,587)

NET ASSETS	100.0%	$292,765,489

*	Consolidated; See Note 1 and Note 5
(1)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of January 31, 2010.
(2)	Fair valued security. Securities are classified as Level 2 disclosures based on the securities valuation inputs; see Note 2.
(3)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the rate as of January 31, 2010.
(4)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)	All or a portion of the security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(6)	Principal amount of security is adjusted for inflation.
(7)	See Note 3 for cost of investments on a tax basis.
(8)	Illiquid security. At January 31, 2010, the aggregate value of these securities was $10,829,200 representing 3.7% of net assets.

FDIC — Federal Deposit Insurance Corporation

GSCI — Goldman Sachs Commodity Index

HFRX — Hedge Fund Research Index

TIPS — Treasury Inflation Protected Securities

Open Call Option Contracts written at January 31, 2010 were as follows:

Issue	Expiration Month	Strike Price	Number of Contracts	Premiums Received	Market Value at January 31, 2010	Unrealized Appreciation (Depreciation)
WTI Crude Futures (5)	May 2010	$85.00	70	$337,000	$142,100	$194,900
WTI Crude Futures (5)	November 2010	90.00	44	330,000	212,520	117,480

				$667,000	$354,620	$312,380

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Market Value at Trade Date	Market Value at January 31, 2010	Unrealized Appreciation (Depreciation)
30	Long	Australian $ Currency Futures	March 2010	$2,728,405	$2,644,500	$(83,905)
35	Long	Brent Crude Oil Futures(5)	December 2010	2,866,650	2,682,750	(183,900)
26	Long	Brent Crude Oil Futures(5)	June 2010	2,101,110	1,909,440	(191,670)
27	Long	British Pound Currency Futures	March 2010	2,736,770	2,697,638	(39,132)
32	Long	Copper High Grade Futures(5)	March 2010	2,538,875	2,442,000	(96,875)
16	Long	E-Mini MSCI Emerging Markets Index	March 2010	789,816	735,200	(54,616)
234	Long	E-Mini MSCI Emerging Markets Index	March 2010	18,521,943	17,448,210	(1,073,733)
156	Long	E-Mini S&P 500 Index	March 2010	8,660,535	8,349,120	(311,415)
44	Long	E-Mini S&P MID 400 Index	March 2010	3,173,415	3,085,720	(87,695)
15	Long	Euro FX Currency Futures	March 2010	2,747,040	2,599,687	(147,353)
23	Long	Gas Oil Futures(5)	December 2010	1,618,200	1,483,500	(134,700)
18	Long	Gasoline RBOB Futures(5)	June 2010	1,648,227	1,539,065	(109,162)
24	Long	Gold 100 OZ Futures(5)	April 2010	2,642,030	2,601,120	(40,910)
16	Long	Heating Oil Futures(5)	December 2010	1,519,501	1,393,526	(125,975)
20	Long	Japanese Yen Currency Futures	March 2010	2,812,445	2,769,500	(42,945)
16	Short	Natural Gas Futures(5)	April 2010	882,880	819,200	63,680
51	Long	NIKKEI 225 Index	March 2010	2,588,231	2,609,925	21,694
47	Long	Russell 2000 Mini Index	March 2010	2,886,492	2,824,700	(61,792)
54	Long	Soybean Futures(5)	March 2010	2,851,713	2,467,800	(383,913)
23	Short	U.S. Treasury Long Bonds	March 2010	2,740,994	2,732,688	8,306
128	Long	WTI Crude Futures(5)	June 2010	10,303,910	9,539,840	(764,070)
62	Long	WTI Crude Futures(5)	December 2010	5,231,720	4,806,860	(424,860)

						$(4,264,941)

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2010 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
U.S. Corporate Bonds & Notes	$—	$1,518,907	$—	$1,518,907
Commodity Index-Linked Notes	—	19,112,750	—	19,112,750
Hedge Fund Index-Linked Notes	—	10,829,200	—	10,829,200
U.S Government Agencies	—	166,886,731	—	166,886,731
U.S. Government Treasuries	37,634,347	—	—	37,634,347
Exchange Traded Funds	22,090,308	—	—	22,090,308
Short-Term Investment Securities:
Time Deposit	—	5,042,723	—	5,042,723
U.S. Government Treasuries	19,976,110	—	—	19,976,110
Repurchase Agreement	—	28,599,000	—	28,599,000
Other Financial Instruments@
Written Call Options - Appreciation	312,380	—	—	312,380
Open Futures Contracts - Appreciation	93,680	—	—	93,680
Open Futures Contracts - Depreciation	(4,358,621)	—	—	(4,358,621)

Total	$75,748,204	$231,989,311	$—	$307,737,515

@	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS – (unaudited)

Note 1. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund Ltd.

The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund (the “Alternative Strategies Fund”). The Subsidiary was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund’s prospectus and statement of additional information. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Subsidiary. As of January 31, 2010, net assets of the Alternative Strategies Fund were $292,765,489, of which approximately $44,176,613, or approximately 15.1%, represented the Alternative Strategies Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Note 2. Security Valuation

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the adviser or subadviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, reference indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 - Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summaries of inputs used to value the Funds’ net assets as of January 31, 2010 are reported on a schedule following the Portfolio of Investments.

Note 3. Federal Income Taxes

At January 31, 2010, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchases agreements, were as follows:

	2015 High Watermark Fund	2020 High Watermark Fund	Alternative Strategies Fund

Cost	$212,088,882	$64,169,561	$300,878,880

Unrealized appreciation	$6,718,914	2,423,173	10,808,822
Unrealized depreciation	—	(343,882)	(127,975)

Net unrealized appreciation (depreciation)	$6,718,914	$2,079,291	$10,680,847

Note 4. Derivative Instruments

Futures Contracts. Certain of the Funds may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, or to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, or to enhance income or total return. Futures contracts are reported on a schedule following the Portfolio of Investments. As of January 31, 2010, the following Funds had open futures contracts: 2015 High Watermark Fund, 2020 High Watermark Fund and SunAmerica Alternative Strategies Fund.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts may be conducted through regulated exchanges that minimize counter-party credit risks.

The primary risk to the Funds of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies). Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.

Options. Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income. As of January 31, 2010, the SunAmerica Alternative Strategies Fund had open option contracts, which are reported on a schedule following the Fund’s Portfolio of Investments.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

Risks to the Funds of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Commodity-Linked and Hedge Fund-Linked Notes. The Alternative Strategies Fund may invest in commodity-linked derivative instruments, including commodity-linked notes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies Fund will not invest directly in commodities.

Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes, in order to gain exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. Hedge fund linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index.

Note 5. Transactions with Affiliates

As disclosed in the Consolidated Portfolio of Investments, the Alternative Strategies Fund owned 100% of the Subsidiary. During the period ended January 31, 2010, the Alternative Strategies Fund recorded unrealized gain/(loss) on the investment in the Subsidiary as follows:

Consolidated Subsidiary	Net Asset at October 31, 2009	Purchases	Realized Gain/(Loss)	Sales Proceeds	Dividend Income	Unrealized Gain/(Loss)	Net Asset at January 31, 2010
SunAmerica Alternative Strategies Cayman Fund Ltd.	$38,908,320	$7,000,000	$—	$—	$—	$(1,731,707)	$44,176,613

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Specialty Series’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 2. Controls and Procedures

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy President

Date:	March 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy President

Date:	March 31, 2010

By:	/s/ Donna M. Handel
Donna M. Handel Treasurer

Date:	March 31, 2010